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EXHIBIT 32.1 AND 32.2


CERTIFICATION PURSUANT TO RULE 13a-14(b) OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned officer of XXX Acquisition Corp. (formerly known as Consorteum Holdings, Inc., and hereinafter the "Company") hereby certifies to such officer's knowledge that the Company's Annual Report on Form 10-K for the year ended December 31, 2008 (the "Report"), as filed with the Securities and Exchange Commission on the date hereof, fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and the information contained in the Annual Report fairly presents, in all material respects, the financial condition and results of operations of the Company. This certification is provided solely pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and shall not be deemed to be part of the Report or "filed" for any purpose whatsoever.


Date: April 13, 2009                              /s/ Marcia Rosenbaum
                                                  -------------------------
                                                  Marcia Rosenbaum
                                                  Title: Chief Executive Officer
                                                  and Chief Financial Officer